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Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER
UNDER 18 U.S.C. 1350
PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the annual report of Credence Systems Corporation (the "Company") on Form 10-K for the fiscal year ended November 3, 2007 as filed with the Securities and Exchange Commission (the "Report"), I, Kevin C. Eichler, Chief Financial Officer of the Company, hereby certify, pursuant to and for the purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

          (1)   the Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

          (2)   the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	January 17, 2008
/s/ KEVIN C. EICHLER Kevin C. Eichler Chief Financial Officer

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  Exhibit 32.2